                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 17, 1997
                                                         ----------------


                          TANDEM COMPUTERS INCORPORATED
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-9134                  94-2266618
----------------------------       -----------------      ---------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)


                19333 Vallco Parkway, Cupertino, CA            95014
          ----------------------------------------------    -----------
               (Address of principal executive offices)      (Zip Code)


                                 (408) 285-6000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

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Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     Pursuant to the terms of a Stock Purchase Agreement dated January 17, 1997 (the "Agreement") by and among Newbridge Networks Corporation, a corporation organized under the laws of Canada ("Newbridge"), Newbridge Networks, Inc., a Delaware corporation and wholly owned subsidiary of Newbridge ("Newbridge Networks"), and Tandem Computers Incorporated, a Delaware corporation ("Tandem" or the "Company"), on January 17, 1997 Tandem sold all of the outstanding stock of Ungermann-Bass Networks, Inc., a Delaware corporation doing business as UB Networks, Inc. ("UB Networks"), to Newbridge Networks effective as of December 31, 1996. The consideration received by Tandem, valued at $118 million (the "Base Purchase Price"), consisted of a ninety percent cash payment to Tandem and a ten percent cash deposit into a one-year escrow account.

     Of the $118 million proceeds, $13 million is attributable to estimated cash disbursements by the Company to or on behalf of UB Networks during the period January 1, 1997 through January 17, 1997. Based upon the December 31, 1996 carrying value of UB Networks and estimated costs and expenses expected to be incurred in connection with this transaction, the Company anticipates that it will record a gain of approximately $3 million from this transaction in its second quarter ending March 31, 1997.

     In addition, the Base Purchase Price is subject to certain post-closing adjustments that Tandem estimates will be immaterial in the aggregate and is to be increased by amounts, if any, received by Tandem in the future pursuant to an earn-out provision the details of which have not yet been finalized.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Not applicable.

          (b)  Pro Forma Financial Information.

               Pro forma consolidated financial information for Tandem Computers Incorporated, showing the pro forma effects of the disposition of UB Networks, are submitted herewith as shown in Item 7(c) following. The pro forma consolidated balance sheet information is set forth for this transaction as if it had occurred on December 31, 1996. The September 30, 1996 historical consolidated balance sheet information is presented for comparative purposes. Pro forma consolidated statement of operations information is not required or presented as the Company's income (loss) from continuing operations, excluding the operating results of UB Networks, has been presented in the Company's historical consolidated financial statements.

          (c)  Exhibits.

               2.1 Stock Purchase Agreement dated January 17, 1997 between Newbridge Networks Corporation, Newbridge Networks, Inc. and Tandem Computers Incorporated. The following Exhibits to this Stock Purchase Agreement are appended to Exhibit 2.1:

                          Exhibit 1.3      Escrow Agreement

                          Exhibit 2.3A     9/30/96 Financial Statements

                          Exhibit 2.3B     12/31/96 Financial Statements

                          Exhibit 2.11A    Cross License

                          Exhibit 2.11B    Trademark License

                          Exhibit 2.12 Proprietary Information and Rights Agreement

                     Schedules  to this  Agreement  omitted  from
                     this  report  will  be   furnished   to  the
                     Securities  and  Exchange   Commission  upon
                     request.   Such  omitted  Schedules  are  as
                     follows:

                          Schedule 1.6(a)   Pay to Stay Contracts
                          Schedule 1.6(b)   Management Contracts
                          Schedule 1.8(a)   Gross Profit
                          Schedule 1.8(b)   UB Products
                          Schedule 2.       Subsidiary Information
                          Schedule 2.2 Equity Securities Of Persons Other Than Subsidiaries Owned by Company
                          Schedule 2.2(a) Equity Securities of Company, Subsidiaries and Those Listed on Schedule are Owned, Free, and
                                            Clear of Encumbrances
                          Schedule 2.2(b)   Optionholder List
                          Schedule 2.4      Indebtedness and Liabilities
                          Schedule 2.5      Absence of Certain Changes or
                                            Events
                          Schedule 2.7      Accounts Receivable List
                          Schedule 2.8      Financial Institution List
                          Schedule 2.10     Real Property List
                          Schedule 2.11(a)  Patent, Trademarks, and Trade
                                            Name List

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                          Schedule 2.11(b)    Intangible Property Owned by
                                              Company
                          Schedule 2.11(c)    Exceptions to Intangible Property
                          Schedule 2.13(a)    Transfer of Assets for Company
                                              and Subsidiaries
                          Schedule 2.15       Litigation Matters
                          Schedule 2.19(a)    Material Contracts with Company
                          Schedule 2.19(b)    Employee Information with
                                              Subsidiaries
                          Schedule 2.20       Insurance Policies List
                          Schedule 2.21(a)    Tax Information
                          Schedule 2.21(c) Exception List of Audit Reports and Similar Documents
                          Schedule 2.21(d)    Exception of Pending Claims
                          Schedule 2.21(e) Exception to Section 280G or Sections 162(m) of the Code or Comparable Foreign Tax Laws
                          Schedule 2.21(f)    Exception to Section 1504 of the
                                              Code
                          Schedule 2.21(g)(1) Establishment in foreign countries
                          Schedule 2.21(g)(2) Arrangements which may be taxed
                                              as a US foreign partnership
                          Schedule 2.22       Back Order List
                          Schedule 2.23       Miscellaneous Material Contracts
                                              List
                          Schedule 2.23.2     Breach of Performance
                          Schedule 2.24       Government Contracts
                          Schedule 2.26       Power of Attorney and
                                              Suretyships List
                          Schedule 2.34       Seller Consent(s) List
                          Schedule 2.35       Effect of Investigation
                          Schedule 3.3        Parent of Buyer Consent(s) List
                          Schedule 4.4        Seller's Option List
                          Schedule 5.1(a) Seller's Manufacturing Services Terms and Conditions
                          Schedule 5.1(b)     Company's Terms and Conditions


               99.1 Pro Forma Consolidated Financial Information of Tandem Computers Incorporated:

                        a. Pro Forma Consolidated Balance Sheet at December 31, 1996 (Unaudited)

                        b. Notes to Pro Forma Consolidated Balance Sheet at December 31, 1996 (Unaudited)

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  February 3, 1997

                                     TANDEM COMPUTERS INCORPORATED



                                     By         /s/ Enrico L. Pesatori
                                        ---------------------------------------
                                                    Enrico L. Pesatori
                                         President, Chief Operating Officer and
                                             Acting Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

    Exhibit No.                              Description


        2.1 Stock Purchase Agreement dated January 17, 1997 between Newbridge Networks Corporation, Newbridge Networks, Inc.
               and Tandem Computers Incorporated. The following Exhibits to this Stock Purchase Agreement are appended to Exhibit 2.1:

                         Exhibit 1.3        Escrow Agreement

                         Exhibit 2.3A       9/30/96 Financial Statements

                         Exhibit 2.3B       12/31/96 Financial Statements

                         Exhibit 2.11A      Cross License

                         Exhibit 2.11B      Trademark License

                         Exhibit 2.12       Proprietary Information and Rights
                                            Agreement

               Schedules to this Agreement omitted from this report will be furnished to the Securities and Exchange Commission upon request.


        99.1 Pro Forma Consolidated Financial Information of Tandem Computers Incorporated.


         a.    Pro Forma Consolidated Balance Sheet at December 31, 1996
               (Unaudited)


         b. Notes to Pro Forma Consolidated Balance Sheet at December 31, 1996 (Unaudited)


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